Exhibit 10.30
AMENDMENT NO. 2 TO THE
NOBLE DRILLING CORPORATION
401(k) SAVINGS RESTORATION PLAN
     Pursuant to the provisions of Section 4.1 thereof, the Noble Drilling Corporation 401(k) Savings Restoration Plan (the “Plan”) is hereby amended to add a new Section 5.7 to the Plan immediately following Section 5.6 to read as follows:
     Section 5.7 Shares Limitation. Any provision of this Plan to the contrary notwithstanding, the sum of (i) the number of ordinary shares of Noble Corporation that may be distributed to Participants or their beneficiaries pursuant to the Plan and (ii) the number of shares of Noble Drilling Corporation common stock that may be distributed to Participants or their beneficiaries pursuant to the Plan shall not exceed 200,000 shares.
     IN WITNESS WHEREOF, this Amendment has been executed by Noble Drilling Corporation on behalf of all Employers to be effective this 25th day of February, 2003.

NOBLE DRILLING CORPORATION

By:	/s/ JULIE J. ROBERTSON Title: Senior Vice President — Administration